EXHIBIT 10.7.1

ASSIGNMENT OF INTEREST AND OBLIGATIONS

Elamex, S.A. de C.V.

To

International Manufacturing Solutions Operaciones, S.R.L.

Elamex, S.A. de C.V., a United Mexican States Corporation (“Assignor”), effective July 4, 2003, hereby assigns, conveys and transfers to International Manufacturing Solutions Operaciones, S.R.L., a United Mexican States Limited Liability Company (“Assignee”), all its rights, title and interest and all its obligations in the Shelter Services Agreement between “Assignor” and Align Technology, Inc., a California Corporations, dated June 3, 2002 (“Shelter Service Agreement”).

ASSIGNOR ELAMEX, S.A. de C.V.

Dated: 7/11/03	By:	/s/ THOMAS J. BENSON

Acceptance

“Assignee”, effective July 4, 2003, hereby accepts the assignment, conveyance and transfer set forth above and agrees to be bound by the terms (placed upon “Assignor”) and agrees to perform the obligations (placed upon “Assignor”) under and pursuant to the Shelter Service Agreement.

Furthermore the “Assignee” agrees to waive the requirements section 8.7 of the Shelter Services Agreement as referenced below.

8.7. If ALIGN fails to pay timely, as required by the terms of this Agreement, any of its indebtedness to ELAMEX, ALIGN hereby agrees to assign and make over to ELAMEX all of its interest in all inventory of raw materials, work-in-process, equipment and finished goods of ALIGN, while the same are on the premises of the Facility or otherwise under the control or possession of ELAMEX in order to secure all present and future indebtedness of ALIGN to ELAMEX. ALIGN must advice ELAMEX in writing, prior to the execution of this Agreement of any prior lien or interest granted on such items. In addition, ALIGN warrants and hereby represents to ELAMEX that no other entity shall be granted any interest in such items without the prior written approval of ELAMEX.

ASSIGNEE

INTERNATIONAL MANUFACTURING

SOLUTIONS OPERACIONES, S.R.L.

Dated: 7/11/03	By:	/s/ LUIS ROMERO

Consent

Align Technology, Inc., hereby consents to the above Assignment and Acceptance.

ALIGN TECHNOLOGY, INC.

Dated: July 2, 2003	By:	/s/ LEN HEDGE
Len Hedge VP of Operations